                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                     ----------

                                    FORM 8-A/A-3

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                   VIEW TECH, INC.
                (Exact name of registrant as specified in its charter)


               DELAWARE                                       77-0312442
(State of incorporation or organization)                    (IRS Employer
                                                          Identification No.)

        3760 CALLE TECATE, SUITE A
          CAMARILLO, CALIFORNIA                                 91367
(Address of principal executive offices)                      (Zip Code)

     If this form relates to the                If this form relates to the
     registration of a class of                 registration of a class of
     securities pursuant to Section             securities pursuant to Section
     12(b) of the Exchange Act                  12(g) of the Exchange Act and
     and is effective upon filing               is effective upon filing
     pursuant to General Instruction            pursuant to General Instruction
     A.(c), please check the                    A.(d), please check the
     following box./ /                          following box. /X/


Securities Act registration statement file number to which this form relates:
________________________ (if applicable)

          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                        None


          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

     Title of each class                    Name of each exchange on which
     to be so registered                    each class is to be registered
     -------------------                    ------------------------------

     Common Stock, par value $.0001               NASDAQ National Market
Redeemable Warrant to Purchase Common Stock       NASDAQ National Market

Item 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED.

     Incorporated by reference to the information contained in the caption "Description of Capital Stock" in the registrant's Registration Statement (Registration No. 333-19597) on Form SB-2, as amended, filed with the Commission on January 29, 1997.

Item 2.   EXHIBITS.

     1. Certificate of Incorporation of Registrant, as amended by Agreement and Plan of Merger, dated November 27, 1996. Incorporated herein by reference to Exhibit 3.1 of the Company's Registration Statement (Registration No. 333-19597) on Form SB-2 filed January 29, 1997.

     2.   Bylaws of the Company.  Incorporated herein by reference to Exhibit
          3.2 of the Company's Registration Statement (Registration
          No. 333-19597) on Form SB-2 filed January 29, 1997.

     3.   Specimen Stock Certificate of Common Stock of the Company.

     4. Warrant Certificate of Registrant. Incorporated herein by reference to Exhibit 4.1 of Amendment No. 2 to the Company's Registration Statement (Registration No. 33-91232) on Form SB-2 filed June 13, 1995.
                                      2

                                      SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              VIEW TECH, INC.
                                               (REGISTRANT)



Dated: May 5, 1998                            /s/ DAVID KAPLAN
                                              ------------------------------
                                              By:  David Kaplan
                                              Its: Chief Financial Officer

                                    EXHIBIT INDEX


Exhibit                                                          Page Number
-------                                                          -----------

     1. Certificate of Incorporation of Registrant, as amended by Agreement and Plan of Merger, dated
          November 27, 1996. Incorporated herein by reference to Exhibit 3.1 of the Company's
          Registration Statement (Registration No. 333-19597) on Form SB-2 filed January 29, 1997.

     2. Bylaws of the Company. Incorporated herein by reference to Exhibit 3.2 of the Company's
          Registration Statement (Registration No. 333-19597) on Form SB-2 filed January 29, 1997.

     3. Specimen Stock Certificate of Common Stock of the Company.

     4. Warrant Certificate of Registrant. Incorporated herein by reference to Exhibit 4.1 of Amendment No. 2 to the Company's Registration Statement (Registration No. 33-91232) on Form SB-2 filed June 13, 1995.